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                                                               Exhibit 10.3















                                      SEQUA CORPORATION


                             Management Incentive Bonus Program

                                             for

                                Corporate Executive Officers


                                     (Revised for 1998)



























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                                      SEQUA CORPORATION
                             MANAGEMENT INCENTIVE BONUS PROGRAM
                              FOR CORPORATE EXECUTIVE OFFICERS


      I.      GENERAL OVERVIEW
              ----------------
              The purpose of implementing Sequa Corporation's Management Incentive Bonus Program for Corporate Executive Officers (hereinafter, "MIBP") is to improve the Company's performance through the efforts of its Corporate Executive Officers responsible for the direction of its operating results.
              A specific financial goal, the attainment of budgeted basic earnings per share from continuing operations, before extraordinary items ("EPS"), will be established at the beginning of each plan year and the Corporate Executive Officers will be measured exclusively on achievement of that financial goal. Notwithstanding the foregoing, the requirement of achievement of a specific level of EPS before any bonus shall be payable to a Corporate Executive Officer shall apply only with respect to one-third of the bonus that may be earned by each of the President/Chief Operating Officer and the Senior Vice President/Gas Turbine Operations; the remaining two-thirds of their respective bonuses shall be determined solely with reference to attainment of the stated financial goals of those operations of the Company for which each is responsible (which goals shall also be established at

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the beginning of each plan year).  Corporate Executive Officers'
bonuses shall be certified by the Compensation Committee of the
Board of Directors after completion of the fiscal year provided that the required goals have been met.
     II.      PARTICIPANTS IN THE MIBP
              ------------------------
              The participants in the Corporate Executive Officer MIBP shall be the Chief Executive Officer, the President/Chief Operating Officer, the Senior Executive Vice President and General Counsel,
the Senior Vice President/Gas Turbine Operations and the Executive
Vice President/Finance and Administration and such other senior corporate officers of the Company as the Board of Directors shall designate from time to time.
    III.      TIME OF PARTICIPATION; FORFEITURE OF BONUS AWARD
              ------------------------------------------------
             1. In order to participate in the MIBP for a given year, a participant must be in an eligible position at the end of that plan year.
             2. Any employee promoted or hired to a position included in the MIBP during a plan year will be eligible to participate in the bonus program on a pro-rated basis for that plan year.
             3.      The plan year is the calendar year.
             4. Death, disability, retirement, voluntary resignation or termination of employment by the Company for any reason, SUBSEQUENT to the end of a
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                     plan year (but prior to payout of bonus awards),
                     shall not affect the eligibility of a participant (or his estate) for a bonus award under this MIBP if all other conditions have been met.
             5. Death, disability, retirement or termination of employment by the Company other than for cause, PRIOR to the end of a plan year, shall require review of the specific case by the Compensation Committee of the Board of Directors to determine whether a bonus award is appropriate for a participant under this MIBP for such year.
             6. Notwithstanding anything to the contrary set forth in this plan, a participant shall not be eligible to receive any bonus award (or portion thereof) if, prior to the end of a plan year: (a) he voluntarily resigns from the Company, or (b) his employment is terminated for cause by the Company.
             7.      Any exception to the policies set forth in this
                     Section III must be approved by the Compensation Committee of the Board of Directors.
     IV.      DETERMINATION OF FINANCIAL GOALS FOR COMPANY AND
              ------------------------------------------------
              OPERATIONS
              ----------

       A.     Company Financial Goal
              ----------------------
             1. The Company financial goal for this MIBP shall be attainment of budgeted basic earnings per share
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                     from continuing operations, before extraordinary
                     items (hereinafter, "EPS").
             2. The amount of the budgeted EPS shall be set during the first quarter of each year by the Executive Management Committee of the Company and shall be approved by the Compensation Committee of the Board of Directors.
             3. The EPS attained shall be determined based upon the unaudited financial statements of the Company
                     (which shall contain all adjustments necessary to fairly present the Company's results for the year then ended).
             4. The determination of "Minimum", "Par" and "Outstanding" results for purposes of the Company's financial performance respecting bonus awards payable under this MIBP shall be based upon attainment of EPS as approved by the Compensation Committee of the Board of Directors for each plan year. "Minimum" shall mean attainment of 85% of budgeted EPS; "Par" shall mean attainment of 100%
                     of budgeted EPS; and "Outstanding" shall mean attainment of 115% of budgeted EPS. Numbers shall be interpolated between categories on a straight line arithmetic basis.
             5. The foregoing percentage levels may be made more restrictive in any year by the Compensation
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                     Committee of the Board of Directors, but may not be
                     made less restrictive without shareholder approval thereof. The percentages applicable to any plan year shall be set forth on an Exhibit A, annexed hereto and made a part hereof.
       B.     Financial Goals of Operations
              -----------------------------
             1. Notwithstanding anything to the contrary in this MIBP, the bonuses for which the President/Chief Operating Officer and the Senior Vice President/Gas Turbine Operations are eligible shall be determined, as to one-third thereof, by reference
                     to the level of EPS attained pursuant to the terms of this MIBP, and, as to the other two-thirds thereof, by reference to attainment of stated financial goals (i.e., budgeted operating income and return on net assets, also at minimum, par and outstanding levels) for the respective operations of the Company under their direction.
             2. Accordingly, it is possible for the President/Chief Operating Officer and for the Senior Vice President/Gas Turbine Operations to earn a bonus with respect to one portion of their total bonus award eligibility but not with respect to the other portion.
             3.      The financial goals of their respective operations
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                     shall be set during the first quarter of each year
                     by the Executive Management Committee and shall be approved by the Compensation Committee of the Board of Directors in accordance with the terms and conditions of the separate bonus plans applicable to their respective operating units.
      V.      CALCULATION OF BONUS AWARDS
              ---------------------------
             1. Following the close of the plan year, the Executive Vice President/Finance and Administration shall report to the Executive Management Committee of the Company on the EPS attained, as well as the operating income and RONA results for the groups reporting to the President/Chief Operating Officer and the Senior Vice President/Gas Turbine Operations, respectively. He shall also report on the bonus awards for each participant under this MIBP, calculated in accordance with this plan.
             2. Eligible Participants in this MIBP shall be subject to having satisfied the criteria of Section III hereof.

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             3.      The calculation of the Company financial
                     performance rating shall be applied to bonus awards payable to eligible participants in this MIBP according to the formula set forth in Section VI hereof.
             4. The Company's EPS performance shall comprise 100% of the bonus awards for which the Chairman/Chief Executive Officer, Senior Executive Vice President/General Counsel and Executive Vice President/Finance and Administration shall be eligible, but only 33.3% of the bonus awards for which the President/Chief Operating Officer and the Senior Vice President/Gas Turbine Operations shall be eligible.
     VI.      LEVELS OF BONUS AWARDS
              ----------------------
       There are three bonus levels available under this MIBP to Corporate Executive Officers: the "Minimum" bonus level (attainment of 85% of budgeted EPS), "Par" bonus level (attainment of 100% of budgeted EPS) and "Outstanding" bonus level (attainment of 115% of budgeted EPS). The percentages of base salary payable as bonuses to Corporate Executive
       Officers under this MIBP are determined by the level of budgeted EPS attained by the Company (as set forth in the following chart):






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
                       Corporate Executive Officers Chart -- Potential Payout Levels
                       -------------------------------------------------------------

PARTICIPANTS               BELOW 85%         MINIMUM COMPANY         PAR COMPANY          OUTSTANDING
                           OF BUDGETED       FINANCIAL               FINANCIAL            COMPANY
                           EPS               PERFORMANCE             PERFORMANCE          FINANCIAL
                                             (85% OF                 (100% OF             PERFORMANCE
                                             BUDGETED EPS)           BUDGETED EPS)        (115% OF
                                                                                          BUDGETED EPS)

Chairman/ Chief            0                 32.5%                   65.0%                97.5%
Executive Officer

President/Chief            0                 30.0%                   60.0%                90.0%
Operating Officer*

Senior Executive           0                 30.0%                   60.0%                90.0%
Vice
President/General
Counsel

Senior Vice                0                 30.0%                   60.0%                90.0%
President/Gas
Turbine Operations*

Executive Vice             0                 30.0%                   60.0%                90.0%
President/Finance
and Administration


      Note: Numbers are to be interpolated between categories on a straight line basis (i.e., if the results fall midway between minimum and par, bonus percentage equal to the arithmetic midpoint will be awarded).



      * These percentages apply only with respect to 33.3% of the aggregate bonuses available to the President/Chief Operating Officer and the Senior Vice President/Gas Turbine Operations; the other 66.6% is determined by the terms and conditions of the separate bonus plans applicable to the respective operations under their direction.

    VII.      APPROVAL OF BONUS AWARDS
              ------------------------


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              The Compensation Committee of the Board of Directors of
the Company shall review and certify to the Board of Directors, for its approval, proposed bonus awards for all Corporate Executive Officers.
   VIII.      PAYOUT OF BONUS AWARDS
              ----------------------
              Bonus awards for performance in the previous plan year shall be paid after the Company's financial statements have been finalized and the Board of Directors has concluded its determinations on the subject.
     IX.      AMENDMENTS
              ----------
              This plan may not be substantively amended except with the approval of a majority of the shareholders of the Company. Notwithstanding the foregoing, this plan may be amended so as to be more restrictive (but not less restrictive), or simply as to form, by the Board of Directors of the Company.
      X.      NO CREATION OF RIGHTS
              ----------------------


              This plan shall neither create any right to a bonus payment or future participation therein for any employee, nor limit the right of the Company to modify, amend or rescind this plan (subject to Section IX above) for any subsequent plan year. Nor shall this plan be construed as creating any right to employment or continued employment on the part of any person.


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                                                                      Exhibit A

Notwithstanding anything to the contrary set forth within the text of the foregoing Corporate Executive Officers' MIBP, the percentages of budgeted EPS applicable to the "Minimum", "Par" and "Outstanding" performance levels shall be as follows: 1.


For Plan Year _________                            Budgeted EPS_____________

Minimum Bonus Level = __________% of Budgeted EPS

Par Performance Level = __________% of Budgeted EPS

Outstanding Performance Level = _________% of Budgeted EPS





_________________________
1. The percentage of budgeted EPS that must be attained in each bonus category may be set by the Board of Directors of the Company each year, provided that it may never be set below the percentages of 85% (Minimum), 100% (Par) and 115% (Outstanding) that were originally approved by shareholders at the 1994 Annual Meeting of Stockholders. However, these percentages may be changed to impose more restrictive criteria under the Plan without obtaining shareholder approval of such change.




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                                                           Exhibit A

Notwithstanding anything to the contrary set forth within the text of the foregoing Corporate Executive Officers' MIBP, the percentages of budgeted EPS applicable to the "Minimum", "Par" and "Outstanding" performance levels shall be as follows: 1.


For Plan Year: 1998                                        Budgeted EPS: $2.00

Minimum Bonus Level = 85% of Budgeted EPS

Par Performance Level = 100% of Budgeted EPS

Outstanding Performance Level = 125% of Budgeted EPS





_________________________
1. The percentage of budgeted EPS that must be attained in each bonus category may be set by the Board of Directors of the Company each year, provided that it may never be set below the percentages of 85% (Minimum), 100% (Par) and 115% (Outstanding) that were originally approved by shareholders at the 1994 Annual Meeting of Stockholders. However, these percentages may be changed to impose more restrictive criteria under the Plan without obtaining shareholder approval of such change.